11/15/93
                            HART HOLDING COMPANY INCORPORATED
                    1975 NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED

                   1. Purpose of the Plan: The Corporation is of the opinion that its interest will be advanced by encouraging and enabling eligible employees and other eligible persons (as defined in Paragraph 4 hereof) in the service of the Corporation and its Subsidiaries, as that term is defined in
              Section 425 of the Internal Revenue Code of 1954, as amended, now existing or hereafter acquired (the "Subsidiaries") to acquire stock in the Corporation and believes that the granting of options will stimulate the efforts of such persons, strengthen their desire to remain with the Corporation and its Subsidiaries, provide them with a more direct interest in its welfare and assure a closer identification between them and the Corporation. The Corporation further believes that, in the event of business acquisitions or combinations, the availability of stock options will help the Corporation attract and retain key management and staff of such businesses. Therefore, the Corporation has adopted this 1975 Stock Option Plan, as Amended (the "Plan") in furtherance of its objectives with respect to such persons.

                   2. Amount of Stock Subject to the Plan: The total number of shares of Common Stock of the Corporation which may be sold pursuant to options granted under the Plan shall be 13,000,000. The shares sold under the Plan may be either authorized and unissued shares or issued shares reacquired by the Corporation. In the event that any options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under such options shall be again available for options which may be granted pursuant to the Plan.

                   3. Administration: Except as herein otherwise provided, the Plan shall be administered by a Committee composed of at least two and not more than five Directors who shall be appointed by the Board of Directors. The
              Committee shall have the sole power to grant options pursuant to the Plan except that any options granted to a member of the Committee shall be granted subject to the approval of the Board of Directors. All options shall be evidenced by written instruments (which need not be uniform). Subject to the express provisions and limitations of the Plan, the Committee shall have authority in its discretion to determine the individuals to whom options shall be granted, the times when they shall receive them, the option price of each option, the amount of bonus, if any, to be granted in connection with the exercise of any option, the period during which and terms on and conditions under which each option may be exercised, and the number of shares to be subject to each option.

                  Subject to the express provisions and limitations of
             the Plan, the Committee shall also have authority to construe the respective options and the Plan, to prescribe, and amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions not specified in or incorporated with the Plan to be included in the respective options (which need not be uniform) and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that it shall deem expedient to carry into effect, and it shall be the sole and final judge of such expediency. All actions or determinations of the Committee shall be by majority vote of its members and the determination of the Committee on the matters referred to in this Paragraph shall be conclusive. The Committee shall report any action taken by it to the meeting of the Board of Directors next following such action.

                  4. Eligibility: Key employees of the Corporation and its Subsidiaries, independent contractors and consultants in the service of the Corporation and its Subsidiaries, and directors (regardless of whether they are also employees) of the Corporation and its Subsidiaries, shall be eligible to receive options hereunder.

                  5. Option Prices and Payment: The purchase price of Common Stock provided under each option granted pursuant to the Plan shall be set by the Committee and may not be less than the par value of the Common Stock on the date of the granting of the option. The purchase price shall be paid in full in cash upon each exercise of an option or part thereof and the optionee will make arrangements with the Corporation for the withholding of all federal and state taxes required by law to be withheld with respect to such exercise.

                  The proceeds of the sale of stock subject to the
             options are to be added to the general funds of the Corporation and used for its corporate purposes.

                  6. Period of Options and Certain Limitations on Rights to Exercise: Each option shall expire in accordance with the terms as set forth by the Committee in the Option Agreement, provided, however, that except as provided in Paragraph 8 hereof, with respect to options granted to employees or directors of the Corporation, no holder of an option may exercise his option unless at the time of exercise he has been continuously (except for approved leaves of absence) in the employ or the service of the Corporation or a Subsidiary since the granting of his option.



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                  Options may also include provisions (which need  not  be
             uniform) designed to prevent violations of the Securities Act of 1933 and the rules and regulations thereunder upon the exercise of an option or the sale or other disposition of the shares of Common Stock purchased on exercise of an option.

                  No holder of any option or his  legal  representatives,
             legatees or distributees, as the case may be, will be or will be deemed to be a holder of any shares covered by the option unless and until he has exercised the option as to such shares, paid for such shares in full and made adequate provision for withholding state and federal taxes and received certificates representing such shares.

                  Each option granted pursuant to the Plan  shall  be
             evidenced by a written Option Agreement, duly executed by an officer of the Corporation or a member of the Committee and the optionee, in such form and containing such provisions as the Committee or Board of Directors may from time to time authorize or approve.

                  7. Non-Transferability of options: No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised during the lifetime of the employee to whom it is granted only by him.

                  8. Termination of Employment or Service: If the employment with the Corporation or a Subsidiary or service of an employee, director or other person engaged by the Corporation or a Subsidiary to whom an option has been granted terminates for any reason other than by death, his option shall terminate one year after the date of such cessation of employment, directorship or service unless it is expressly provided in his option agreement that said option shall survive such termination of employment, directorship or service for a stated period subsequent to such cessation. If the optionee shall die during such period following such cessation of employment, the person or persons to whom his rights under the options shall pass by will or the laws of descent and distribution shall have the right, prior to the expiration of such period, to exercise the option to the extent otherwise provided in the option agreement. In the event of the death of the optionee while in the employ or the service of the Corporation or a Subsidiary and prior to the termination of an option theretofore granted to him, such option or options may be exercised by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution at any time within a period of twelve months after his death, or within such other period as expressly provided in his option agreement, but only during the original option term and only if and to the extent otherwise


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             provided in the option agreement.  However, in no event
             shall any option extend beyond the period for its expiration or termination as described in Paragraph 6 hereof.

                 Options granted under the Plan shall not be affected  by
             any change of employment or service so long as the holder continues in the employ or service of the Corporation or of a Subsidiary. Nothing in the Plan or in any option granted under it shall confer any right to continue in the employ or service of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation and its Subsidiaries to terminate any employment or service at any time.

                  9.   Adjustments Upon Changes in Capitalization:
             Notwithstanding any other provision of the Plan, in the event of any changes in the outstanding Common Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, reclassifications, combination or exchange of shares, reorganizations, mergers, consolidations, offerings of subscription rights, extraordinary dividends payable in stock of a corporation other than the Corporation, or otherwise than in cash, and the like, the aggregate number of shares available for options under the Plan shall be appropriately adjusted by the Committee or the Board of Directors whose determination shall be conclusive. Furthermore, in the event of any such change, except as set forth above, option agreements may, but need not, contain such provisions as the Board of Directors or the Committee shall, in its discretion, determine to be appropriate for the adjustment of the number of shares subject to each outstanding option, or the option price, or both.

                  Anything herein to the contrary notwithstanding, in  the
             event that the Board of Directors shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Corporation or of any proposed consolidation or merger of the Corporation (unless the Corporation shall be (i) the surviving corporation in such merger, and (ii) stockholders of the Corporation immediately prior to the merger remain stockholders of the surviving corporation), the Corporation may give written notice to the holder of any option that his option may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said option which shall not have been so exercised, shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. In the event such notice shall have been given, any such option may be exercised either in whole or in part notwithstanding the


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             fact that the optionee's continuous employment by the
             Corporation may not at such time have equaled the period required under the terms of the option for the exercise thereof or any part thereof. If such proposed sale, conveyance, consolidation or merger shall not be consummated within the time above limited, no unexercised rights under any option shall be affected by such notice except that such option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six (6) months. Notwithstanding the foregoing, the Committee or the Board of Directors may in their discretion provide in any option agreement in conjunction with or in lieu of the foregoing, additional or other rights with respect to any such sale, conveyance, consolidation or merger.

                  10. Amendment and Termination: Unless the Plan theretofore shall have been terminated as hereinafter provided, the Plan shall terminate on July 31, 1997 and no option under it shall be granted thereafter. The Committee at any time prior to the date may terminate the Plan, or make such changes in it and additions or amendments to it as the Committee shall deem advisable; provided, however, that except as provided in Paragraph 9 hereof, any change in or addition or amendment to the Plan which shall

                  (a) increase the aggregate number of shares  of  Common
                      Stock of the Corporation which may be issued and sold upon the exercise of options granted pursuant to the Plan, or

                  (b) reduce the minimum purchase price per  share  of
                      Common Stock purchasable under any option granted pursuant to the Plan,

             shall be subject to approval by the stockholders of the Corporation within twelve (12) months after its adoption or the same shall become null and void.

                  No termination or amendment of the Plan may,  without
             the consent of the holder of any option then outstanding, adversely affect the rights of such holder under the option.

                  11. Effectiveness of the Plan: The  Plan  shall  become
             effective upon adoption thereof by the vote in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation and shall remain effective until terminated as provided in Paragraph  10
             hereof.

                  Any option granted pursuant to the Plan after  the
             adoption by the Committee of any amendment to the Plan which is required by the provisions of Paragraph 10 above to be approved by the stockholders of the Corporation and which


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             could not have been granted but for such amendment shall, if granted before such approval is obtained, be granted subject to the obtaining of such approval, and if such approval is not obtained within twelve (12) months after the adoption of such amendment by the Committee, such option shall become null and void.

                 12. Bonus: The Committee of  the  Board  of  Directors
             may, in its discretion, provide in an option agreement that a cash bonus shall be paid on the terms and subject to the conditions of the option agreement to an optionee, or to any person or persons entitled to exercise the option pursuant to Paragraph 8 hereof, in connection with the exercise of the option, or a portion thereof, provided, however, that such cash bonus shall not exceed an amount equal to the excess, if any, of the "fair market value," as hereinafter defined, per share of the Common Stock on the date of exercise over the option price per share multiplied by the number of shares if Common Stock acquired pursuant to such exercise. The Corporation shall have the right to deduct from such cash bonus all applicable federal and state taxes required by law to be withheld from all payments made hereunder with respect to such bonus.

                  The "fair market value" of the Common Stock on the date
             of exercise shall be deemed to be the average of the high and low trade prices of the Common Stock on such day, or the last trading day the Common Stock traded prior to the date of exercise, on the principal stock exchange on which the Common Stock is listed, or if not listed on an exchange then the average between the closing bid and asked prices as reported on NASDAQ or other inter-dealer quotation system. In the event the Common Stock ceases to be publicly traded, the "fair market value" shall be deemed to be the value set by the Committee or the Board of Directors.

                  13. Indemnification of Directors: Any  member  of  the
             Committee and of the Board of Directors who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a member of the Committee or of the Board of Directors, in connection with the exercise of his duties with respect to the Plan or any options granted hereunder, shall be indemnified by the Corporation, and the Corporation may advance his related expenses, to the full extent permitted by law.